UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 13, 2023

Otonomy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36591	26-2590070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Address Not Applicable[1]	92121
(Address of principal executive offices)	(Zip Code)

(619) 323-2200

(Registrant’s telephone number, including area code)

4796 Executive Drive

San Diego, California 92121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OTIC	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

[1]

Otonomy, Inc. (the “Company”) terminated its lease agreement for office space. Accordingly, the Company does not maintain a headquarters. For purposes of compliance with applicable requirements of the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, any stockholder communication required to be sent to the Company’s principal executive offices may be directed to the Company’s agent for service of process at Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808, or to the email address set forth in the Company’s proxy materials and/or identified on the Company’s investor relations website.

Item 2.02.	Results of Operations and Financial Condition.

On February 13, 2023, Otonomy, Inc. (the “Company”) announced that as of December 31, 2022 it had approximately $10,723,326 in cash.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2023, the board of directors (the “Board”) of the Company appointed H. Michael Hogan, a representative of Armanino LLP (“Armanino”), a consultant to the Company, to the Board.

In connection and simultaneously with Mr. Hogan’s appointment to the Board, the size of the Board was reduced to one and Jay Lichter, Ph.D., James B. Breitmeyer, M.D., Ph.D., Jill Broadfoot, Vickie Capps, Ciara Kennedy, Ph.D., Iain McGill, Theodore R. Schroeder and David A. Weber, Ph.D. resigned from the Board. The directors did not resign because of any disagreement with the Company relating to its operations, policies or practices.

Mr. Hogan will serve as a director pursuant to the Company’s engagement of Armanino, but will not receive any compensation for his service as the Company’s sole director.

Mr. Hogan has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

There are no family relationships, as defined in Item 401 of Regulation S-K promulgated under the Exchange Act, between Mr. Hogan and any of the Company’s executive officers or directors or persons nominated or chosen to become a director or executive officer. There are also no arrangements or understandings between Mr. Hogan and any other persons pursuant to which Mr. Hogan was appointed a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OTONOMY, INC.

Date: February 16, 2023	By:	/s/ Paul E. Cayer
Paul E. Cayer
President, Secretary, Chief Financial and Business Officer